FREEPORT
FOREMOST IN COPPER

FCX Conference Call
3rd Quarter 2020 Results

October 22, 2020

fcx.com

FCX LISTED NYSE

A member of ICMM International Council on Mining & Metals

FREEPORT-MCMORAN

Cautionary Statement
Regarding Forward-Looking Statements

FREEPORT
FOREMOST IN COPPER



This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections or expectations relating to ore grades and milling rates; business outlook; production and sales volumes; unit net cash costs; cash flows; capital expenditures; liquidity; operating costs; operating plans; FCX's financial policy; cost savings; FCX's expectations regarding its share of PT Freeport Indonesia's (PT-FI) net income and future cash flows through 2022; PT-FI's development, financing, construction and completion of a new smelter in Indonesia; FCX's aim to deliver responsibly produced copper and its Copper Mark ambitions and plans to validate all of its operating sites; improvements in operating procedures and technology; exploration efforts and results; development and production activities, rates and costs; tax rates; export quotas and duties; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; reserve estimates; execution of the settlement agreement associated with the Louisiana coastal erosion cases; and future dividend payments, share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "could," "to be," "potential," "assumptions," "guidance," "future" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of future dividends is at the discretion of the Board of Directors (Board) and will depend on FCX's financial results, cash requirements, future prospects, global economic conditions, and other factors deemed relevant by the Board. In accordance with the June 2020 amendment to the revolving credit facility, FCX is currently restricted from declaring or paying common stock dividends through December 31, 2021, unless FCX, at its option, reverts to the previous covenant requirements, which would also eliminate the restriction on the declaration or payment of common stock dividends.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, changes in the credit ratings of FCX; changes in FCX's cash requirements, financial position, financing plans or investment plans; changes in general market, economic, tax, regulatory or industry conditions; the duration and scope of and uncertainties associated with the COVID-19 pandemic, and the impact thereof on commodity prices, FCX's business and the global economy, which are evolving and beyond FCX's control, and any related actions taken by governments and businesses; FCX's ability to contain and mitigate the risk of spread or major outbreak of COVID-19 at its operating sites, including at PT-FI's remote operating site in Papua; supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; production rates; timing of shipments; results of feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; the potential effects of violence in Indonesia generally and in the province of Papua; the Indonesian government's extension of PT-FI's export license after March 15, 2021; risks associated with underground mining; satisfaction of requirements in accordance with PT-FI's special mining license (IUPK) to extend mining rights from 2031 through 2041; the Indonesian government's approval of a deferred schedule for completion of the new smelter in Indonesia; expected results from improvements in operating procedures and technology, including innovation initiatives; industry risks; regulatory changes; political and social risks; labor relations, including labor-related work stoppages; weather-and climate-related risks; environmental risks; litigation results; cybersecurity incidents; changes in general market, economic and industry conditions; financial condition of FCX's customers, suppliers, vendors, partners and affiliates, particularly during weak economic conditions and extended periods of low commodity prices; reductions in liquidity and access to capital; FCX's ability to comply with Copper Mark requirements and any changes to such requirements; and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2019, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, each filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q20 press release, which is available on FCX's website, "fcx.com." Net debt equals consolidated debt less consolidated cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 32.

3Q 2020 Highlights

FREEPORT
FOREMOST IN COPPER

- **Prioritizing health and safety**
- **Continued strong execution of operating plans**
  - Copper & gold sales 6-7% above July estimates
  - Costs and capital below estimates
- **Ramp-up of Grasberg underground advancing on schedule**
  - Copper & gold sales up 27-28% from 2Q20
  - Unit net cash costs: 13¢/lb
- **Restoring operations at Cerro Verde**
- **Lone Star project complete**
- **Strong cash flow generation; declining net debt [2]**

Key Stats	Actual	July Estimate
Copper Sales *(mm lbs)*	848	790
Gold Sales *(k ozs)*	234	220
Unit Net Cash Costs *($/lb)*	$1.32	$1.44
Capital Expenditures *($ mm)*	$436	$479


($ bns)
Cash Flows
$1.2
Operating Cash Flow
$0.4 (1)
CAPEX
3Q20
Net Debt (2)
$8.4
$7.6
2Q20
3Q20

(1) Includes $0.3 bn for major projects.
(2) Net debt equals gross debt less consolidated cash. See Cautionary Statement.

Copper – *"Metal of the Future"*

FREEPORT
FOREMOST IN COPPER

By supplying responsibly produced copper, FCX is proud to be a positive contributor to the world well beyond its operational boundaries



Current Market Commentary

- **Chinese economy continues to lead recovery**
- **Global stimulus supportive**
  - Infrastructure projects
  - Renewables
- **Copper's role in decarbonization is significant**
- **Supply challenges persist**
  - Disruptions
  - Thin pipeline
- **Inventories are historically low**
- **Favorable fundamentals**

Key to Clean Energy Transition

- Copper is critical to the technologies necessary to deliver clean energy and support the global transition to a low-carbon economy
- By 2030, copper could reduce global carbon emissions by 16%*
- Increased copper is critical for electric vehicles, charging stations, high-efficiency motors and renewable energy

Up to **4X** more copper vs. internal combustion engines*



4-5X more copper vs. fossil fuel power generation*



>70% of the world's copper is used in applications that deliver electricity*


SUSTAINABLE
DEVELOPMENT
GOALS

* *International Copper Association*

Copper Price History Comparisons

FREEPORT
FOREMOST IN COPPER



Price Response in Mid-2000s to Accelerating Demand
metric tons
$/lb
1,500,000
1,400,000
1,300,000
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
29-mos +274%
Copper Price
24-mos +95%
12-mos +40%
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06



Copper Price Recovery Following 2008 Global Financial Crisis
$/lb
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
24-mos +236%
12-mos +153%
6-mos +76%
Global Copper Exchange Inventories*
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11



Copper Price Recovery Following COVID-19 Market Bottom
$/lb
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
Early stage of major rally?
6-mos +33%
Mar-20
Sep-20

** Includes LME, COMEX and Shanghai exchanges*
Source: Bloomberg as of 10/21/20

3Q 2020 Operations Update

Continue to focus on strong execution

FREEPORT
FOREMOST IN COPPER

North America

- Lone Star - Arizona
  - Project completed on time/under budget
  - Commenced production; on track to produce 200 mm lbs of cu / annum
- Chino - New Mexico
  - Completed review of options
  - Plan to restart at ~50% of capacity (~100 mm lbs) beginning in 2021



Cu Sales: 379 mm lbs

South America

- Cerro Verde - Peru
  - Restoring operations safely
  - Mill avg: 351k mt/d (~90% of 2019 avg)
- El Abra - Chile
  - Operating consistent with revised plans
  - Closely monitoring public health conditions in Chile



Cu Sales: 250 mm lbs

Indonesia

- Grasberg Underground
  - 3Q20 annualized metal sales reached 58% of post ramp-up targets; expected to approach 90% by mid-2021
  - 55 new drawbells added; over 300 cum.
  - DMLZ/GBC Operating Rates
    - 3Q Avg: ~60k t/d; 9% above 2Q rates
    - 3Q Exit Rate: 94k t/d
  - Smelter discussions ongoing



Cu Sales: 219 mm lbs
Au Sales: 230 k ozs

Expanding Margins & Cash Flow

FREEPORT
FOREMOST IN COPPER

- **Volume Growth (2021e v. 2020e)**
  - Copper 20%+
  - Gold 70%+
- **Declining unit net cash costs**
  - 2021e expected to decline by ~20% to <$1.20/lb
- **Expanding Margins**
  - EBITDA/Cash Flows to approximately double in 2021e compared to 2020e
- **Near-term: *Laser Focused on Execution***
  - Continued net debt(3) reduction
  - Opportunity to resume cash dividend on common stock during 2021*

Annual EBITDA Estimates (1) *($ in billions)*



$3.7
~$2.80/lb
Cu(2)
>$7
>$8
$3.00/lb Cu
$3.25/lb Cu
2020e
2021e/2022e AVG

Gold Revenues ~$2.9 bn per annum at $1,900/oz Gold

Each $100/oz change = ~$140 mm

Assuming $1,900/oz Gold and $8/lb Molybdenum

(1) Based on October 2020 sales estimates.
(2) Based on actuals for 1Q20 – 3Q20 and $3.00/lb of copper in 4Q20e.
(3) Net debt equals gross debt less consolidated cash.
Note: Consolidated copper sales include 593 mm lbs in 2020e and 735 mm lbs in 2021e for noncontrolling interest; excludes purchased copper. EBITDA equals operating income plus depreciation, depletion and amortization.
**See Cautionary Statement e = estimate.*

Long-Lived Reserve Base

30+ Year implied reserve life for copper, excluding mineralized material

FREEPORT
FOREMOST IN COPPER

Consolidated
As of 12/31/2019

	Reserves (1) (recoverable)	Mineralized Material (2) (contained)
Copper *(bn lbs)*	116	133
Gold *(mm ozs)*	30	55
Molybdenum *(bn lbs)*	3.6	4.2

Copper Reserves (1) *By Region*



Indonesia
31%
South
America
28%
North America
41%

(1) *Estimate of recoverable proven and probable consolidated reserves using long-term average prices of $2.50/lb for copper, $1,200/oz for gold and $10/lb for molybdenum; FCX's net equity interest of copper reserves totaled 83 bn lbs as of 12/31/2019.*

(2) *Estimate of consolidated mineralized material (contained copper) using a long-term average copper price of $3.00/lb, gold price of $1,200/oz and molybdenum price of $12/lb.* ***Mineralized material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves.***

See Cautionary Statement.



The Freeport Edge

FREEPORT
FOREMOST IN COPPER

Global Industry Leader	Trusted Operator	World-Class Developer	Block Cave Leader	Responsible Producer
One of the world's largest publicly traded copper producers; **Seasoned and value-driven** global team; 30+ year reserve life with substantial additional resources	**Strong reputation** and franchise in 4 countries; Synergistic operation of all assets	Industry leading track record for **major project execution** in complex jurisdictions	Industry leading technical capabilities; Decades of **block caving experience**	**Long-standing commitment** to communities, customers and host nations











Attractive portfolio difficult to replicate

Financial Review & Outlook

FREEPORT
FOREMOST IN COPPER

Annual Sales Profile
October 2020 Estimate

FREEPORT
FOREMOST IN COPPER

Copper Sales(1) *(billion lbs)*



5
4
3
2
1
0
3.18
3.85
4.2
2020e
2021e
2022e

Gold Sales(2) *(million ozs)*



2
1
0
0.8
1.4
1.6
2020e
2021e
2022e

Molybdenum Sales *(million lbs)*



100
75
50
25
0
80
80
80
2020e
2021e
2022e

(1) Consolidated copper sales include 593 mm lbs in 2020e, 735 mm lbs in 2021e and 815 mm lbs in 2022e for noncontrolling interest; excludes purchased copper.
(2) Consolidated gold sales include 153k ozs in 2020e, 260k ozs in 2021e and 300k ozs in 2022e for noncontrolling interest.
e = estimate. See Cautionary Statement.



EBITDA and Cash Flow at Various Copper Prices

Cash Flows Expected to Grow Following 2020 Transition Year

FREEPORT
FOREMOST IN COPPER

($ in bns except copper, gold and molybdenum prices)

EBITDA | ($1,900/oz gold, $8/lb molybdenum)


$10
$8
$6
$4
$2
$0
Average
'21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Operating cash flow | Excludes working capital changes ($1,900/oz gold, $8/lb molybdenum)


$8
$6
$4
$2
$0
Average
'21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Sensitivities Average '21e/'22e

(US$ in mms)

EBITDA

Copper	+/-$0.10/lb	$390
Molybdenum	+/-$1.00/lb	$ 45
Gold	+/-$50/oz	$ 70
Currencies(1)	+/-10%	$185
Diesel	+/-10%	$ 35

Operating Cash Flow

Copper	+/-$0.10/lb	$300
Molybdenum	+/-$1.00/lb	$ 40
Gold	+/-$50/oz	$ 40
Currencies(1)	+/-10%	$135
Diesel	+/-10%	$ 25

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

(1) U.S. Dollar Exchange Rates: 769 Chilean peso, 14,100 Indonesian rupiah, $0.73 Australian dollar, $1.18 Euro, 3.40 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

Consolidated Capital Expenditures

FREEPORT
FOREMOST IN COPPER



($ in bns)
Net of Scheduled Contributions
$2.0
$1.9(1)
Major Projects
$1.3(2)
Other
$0.7
2020e
$2.2
$2.0(1)
$1.4(2)
$0.8
2021e
$2.0
$1.8(1)
$1.0(2)
$1.0
2022e



(1) Net of scheduled contributions from PT Inalum for expansion capital spending that will be reflected in financing on the cash flow statement.
(2) Major projects include CAPEX associated with Grasberg underground development and supporting mill and power capital costs ($1.0 bn in 2020e, $1.3 bn in 2021e, and $0.9 bn in 2022e) and Lone Star ($0.2 bn in 2020e).
NOTE: Amounts include capitalized interest; forecasted amounts exclude capital spending for the new Indonesia smelter project.
e= estimate. See Cautionary Statement.

Strong Financial Position & Liquidity

FREEPORT
FOREMOST IN COPPER

Net Debt*

(US$ bns)



$7.6
$4.5

9/30/2020
2.0x 2020e EBITDA**
1.1x 2021e EBITDA**

YE 2021e
< 1.0x 2021e EBITDA**

Liquidity

Liquidity Position as of 9/30/20

Consolidated Cash	$2.4
Undrawn Credit Facility	$3.5
Total Liquidity	$5.9

** Net debt equals consolidated debt less consolidated cash. YE 2021e assumes excess cash flow remains on balance sheet. Forecasted amounts exclude capital spending for the new Indonesia smelter project.*
*** Based on $3.00/lb copper, $1,900/oz gold and $8/lb moly for 4Q20e and 2021e. e = estimate. See Cautionary Statement.*



Financial Policy

FREEPORT
FOREMOST IN COPPER



- Prioritize liquidity and balance sheet strength during 2020
- Board to review future dividends on an ongoing basis
- Continued strong execution and performance would enable resumption of dividends during 2021
- Ongoing review of organic growth opportunities



PRIORITIES
Organic Growth
Balance Sheet Strength
Cash Returns to Shareholders

NOTE: The declaration and payment of future dividends is at the discretion of the Board and will depend on FCX's financial results, cash requirements, future prospects, global economic conditions and other factors deemed relevant by the Board. See Cautionary Statement.

World's Premier Publicly Traded Copper Producer

FREEPORT
FOREMOST IN COPPER


FREEPORT
FOREMOST IN COPPER

Portfolio of High Quality Copper / Gold Assets
Difficult to Replicate

Strong Track Record
and Commitment to Communities / Environmental Responsibility

Technically Proficient
Proven Capabilities

Experienced Management Team

Industry Leader
with Size, Scale and Durability

Copper Supported by Positive Long-Term Fundamentals

Growing Production
and **Cash Flow** Profile

Reference Slides

FREEPORT
FOREMOST IN COPPER

Our COVID-19 Response

FREEPORT
FOREMOST IN COPPER

Prioritizing the Health & Well-Being of Our Workforce



Active & preventive management, through the implementation of global health guidelines, including testing, screening and tracking

Supporting Our Communities



Providing monetary and in-kind contributions of medical supplies & food in areas where we operate

Serving Our Customers



As a leading supplier of copper to the global economy, FCX continues to meet the needs of its customers

WE ARE IN THIS TOGETHER

Responsible Value Chains

Dedicated to delivering responsibly produced copper to markets around the world

FREEPORT
FOREMOST IN COPPER

- Focused on advancing responsibility in our value chains by:
    1) managing risks in our own supply chain;
    2) managing risks of our products and by-products in use; and
    3) understanding life cycle impacts of our products along the value chain
- Recently published a Responsible Sourcing of Minerals Policy and inaugural OECD Step 5 Due Diligence Report
- FCX is committed to achieving the Copper Mark, starting with 6 sites

The Copper Life Cycle


MINING
SMELTING &
REFINING
SEMI-
FABRICATION
PRODUCT
MANUFACTURE
USE
PHASE
RECYCLING


The Copper Mark is a new assurance framework developed to demonstrate the copper industry's responsible production practices
THE
COPPER
MARK

Financial Highlights

FREEPORT
FOREMOST IN COPPER

Sales Data	3Q20	3Q19
Copper		
Consolidated Volumes *(mm lbs)*	848	795
Average Realization *(per lb)*	$3.01	$2.62
Site Production & Delivery Costs *(per lb)*	$1.77 [1]	$2.05
Unit Net Cash Costs *(per lb)*	$1.32	$1.59
Gold		
Consolidated Volumes *(000's ozs)*	234	243
Average Realization *(per oz)*	$1,902	$1,487
Molybdenum		
Consolidated Volumes *(mm lbs)*	20	22
Average Realization *(per lb)*	$9.23	$12.89

Financial Results (in billions, except per share amounts)	3Q20	3Q19
Revenues	$3.9	$3.2
Net Income (Loss) Attributable to Common Stock	$0.3	$(0.2)
Diluted Net Income (Loss) Per Share	$0.22	$(0.15)
Operating Cash Flows [2]	$1.2	$0.2
Capital Expenditures	$0.4	$0.7
Total Debt	$10.0	$9.9
Consolidated Cash	$2.4	$2.2

(1) *Excludes charges of 4¢/lb of copper associated with the COVID-19 pandemic and the April 2020 revised operating plans*
(2) *Includes working capital sources of less than $0.2 bn for 3Q20 and less than $0.1 bn for 3Q19.*

3Q20 Mining Operating Summary

FREEPORT
FOREMOST IN COPPER

Sales From Mines for 3Q20 & 3Q19 *by Region*



North America
South America (2)
Indonesia (3)
379
395
Cu
mm lbs
20(1)
Mo
mm lbs
22 (1)
250
261
219
139
230
Au
000 ozs
239
3Q20
3Q19
3Q20
3Q19
3Q20
3Q19
3Q20
3Q19
3Q20
3Q19

3Q20 Unit Production Costs *(per lb of Cu)*

	North America	South America	Indonesia	Consolidated
Cash Unit Costs				
Site Production & Delivery, excluding adjustments	$1.76(4)	$1.84(4)	$1.71(4)	$1.77
By-product Credits	(0.18)	(0.17)	(2.16)	(0.69)
Treatment Charges	0.09	0.15	0.26	0.16
Royalties & Export Duties	-	0.01	0.32	0.08
Unit Net Cash Costs	**$1.67**	**$1.83**	**$0.13**	**$1.32**

(1) Includes 6 mm lbs in 3Q20 and in 3Q19 from South America.
(2) Silver sales totaled 0.9 mm ozs in 3Q20 and in 3Q19.
(3) Silver sales totaled 1.0 mm ozs in 3Q20 and 0.5 mm ozs in 3Q19.
(4) Excludes charges totaling 3¢/lb of cu in NA (primarily associated with the April 2020 revised operating plans, including employee separation costs, COVID-19 and health and safety costs), 2¢/lb of cu in SA (primarily associated with COVID-19 and health and safety costs) and 5¢/lb of cu in Indonesia (primarily associated with one-time incremental employee benefits, COVID-19 and health and safety costs).

NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 3Q20 press release, which is available on FCX's website.

2020e Outlook

FREEPORT
FOREMOST IN COPPER

Sales Outlook	▪ Copper: 3.18 billion lbs ▪ Gold: 0.8 million ozs ▪ Molybdenum: 80 million lbs
Unit Net Cash Cost of Copper	▪ Site production & delivery 2020e: $1.88/lb (4Q20e: $1.78/lb) ▪ After by-product credits 2020e[1]: $1.49/lb (4Q20e: $1.32/lb)
Operating Cash Flows [2]	▪ ~$2.9 billion @ $3.00/lb copper for 4Q20e ▪ Each 10¢/lb change in copper in 4Q20e = $90 million
Capital Expenditures	▪ **$2.0 billion** (consolidated, prior to scheduled contribution to replicate JV economics) [3] • $1.3 billion for major projects • $0.7 billion for other mining • A large portion relates to projects that are expected to add significant production and cash flow in future periods

(1) Assumes average prices of $1,900/oz gold and $8/lb molybdenum in 4Q20e.
(2) Assumes average prices of $1,900/oz gold and $8/lb molybdenum in 4Q20e; each $100/oz change in gold would have an approximate $25 mm impact and each $2/lb change in molybdenum would have an approximate $14 mm impact.
(3) PT Inalum scheduled contributions in 2020e approximate $0.1 bn; excludes capital expenditures for new smelter in Indonesia.
e = estimate. See Cautionary Statement.

2020e Quarterly Sales

FREEPORT
FOREMOST IN COPPER



Copper Sales *(millions lbs)*


1,000
750
500
250
0
729
759
848
840
1Q20
2Q20
3Q20
4Q20e

Note: Consolidated copper sales include approximately 140 mm lbs in 1Q20, 135 mm lbs in 2Q20, 158 mm lbs in 3Q20 and 160 mm lbs in 4Q20e for noncontrolling interests; excludes purchased copper.

e = estimate. See Cautionary Statement.

Gold Sales *(thousand ozs)*


300
200
100
0
144
184
234
270
1Q20
2Q20
3Q20
4Q20e

Note: Consolidated gold sales include approximately 26k ozs in 1Q20, 34k ozs in 2Q20, 43k ozs in 3Q20 and 50k ozs in 4Q20e for noncontrolling interests.

Molybdenum Sales *(million lbs)*


25
20
15
10
5
0
21
18
20
21
1Q20
2Q20
3Q20
4Q20e

Sensitivities

FREEPORT
FOREMOST IN COPPER

(US$ in mms, except copper, gold and molybdenum prices)

2020e Change (4Q20e)		EBITDA
Copper	+/- $0.10/lb	$120
Molybdenum	+/- $1.00/lb	$10
Gold	+/- $50/ounce	$20
Currencies[(1)]	+/- 10%	$45
Diesel	+/- 10%	$ 7

2021e-2022e Avg. Change		EBITDA	Operating Cash Flow
Copper	+/- $0.10/lb	$390	$300
Molybdenum	+/- $1.00/lb	$45	$40
Gold	+/- $50/ounce	$70	$40
Currencies[(1)]	+/- 10%	$185	$135
Diesel	+/- 10%	$35	$25

(1) U.S. Dollar Exchange Rates: 769 Chilean peso, 14,100 Indonesian rupiah, $0.73 Australian dollar, $1.18 Euro, 3.40 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes.
e = estimate. See Cautionary Statement.

2020e Operational Data

FREEPORT
FOREMOST IN COPPER

2020e Sales *by Region*


North America
South America
Indonesia
1,435
Cu
mm lbs
80 (1)
Mo
mm lbs
950
790
0.8 (2)
Au
mm ozs

2020e Unit Net Cash Costs (3) *(per lb of Cu)*	North America	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs. (4)	$1.91	$1.87	$1.85	$1.88
By-product Credits	(0.20)	(0.16)	(1.98)	(0.63)
Treatment Charges	0.10	0.16	0.28	0.16
Royalties & Export Duties	-	0.01	0.30	0.08
Unit Net Cash Costs	**$1.81**	**$1.88**	**$0.45**	**$1.49**

(1) Includes molybdenum produced in South America.
(2) Includes gold produced in North America.
(3) Estimates assume average prices of $1,900/oz for gold and $8/lb for molybdenum for 4Q20e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(4) Production costs include profit sharing in South America and severance taxes in North America; excludes charges for COVID-19 related costs and revised operating plans.



Grasberg Underground Ramp-up Accelerating

FREEPORT
FOREMOST IN COPPER


TRANSMIN


2021e-2023e Annual Average
1.55 bn lbs Cu & 1.6 mm ozs Au
Quarterly Production Annualized as % of Targeted Average 2021e-2023e
100%
75%
50%
25%
0%
2Q19
4Q19
2Q20
3Q20
4Q20e
2Q21e
4Q21e
2022e

Note: Includes production from Grasberg Block Cave, DMLZ, DOZ and Big Gossan

e = estimate. See Cautionary Statement.

Grasberg - World Class Block Cave Design

FREEPORT
FOREMOST IN COPPER

Substantial Infrastructure in Place to Support Large-Scale Production

Grasberg Block Cave



Plan View
N
PB3
PB2N
PB1N
PB1S
Future PB
3 Cave Fronts

5 Production Blocks,
3 Currently Active

Ramp-up Schedule
(000's t/d of Ore)



9
30
67
101
128
129
2019
2020e
2021e
2022e
2023e
2024e

- **Continuation of Ore Mined in Open Pit (300 meters below)**
- **960 mm t @ 0.97% Copper & 0.73 g/t Gold**
- **YE 2019 Reserves: 17 bn lbs Copper; 14 mm ozs Gold**
- **By 2023: 335,000 Sq Meter Footprint (over 80 acres)**
- **Life of Mine: 725,000 Sq Meter Footprint (180 acres)**
- **Fully Autonomous Underground Rail System**
- **Annual Production @ Avg. Reserve Grade(1)**
  - 850 mm lbs Copper & 700,000 ozs Gold

DMLZ



Plan View
100 meters
N
PB1S
PB1N
PB2N
Current Cave
Future PB
2 Cave Fronts

3 Production Blocks,
2 Currently Active

Ramp-up Schedule (2)
(000's t/d of Ore)



10
29
62
73
72
77
2019
2020e
2021e
2022e
2023e
2024e

- **Located Below DOZ Underground Block Cave Mine**
- **1,500 meters below surface**
- **429 mm t @ 0.92% Copper & 0.75 g/t Gold**
- **YE 2019 Reserves: 8 bn lbs Copper; 8 mm ozs Gold**
- **By 2022: 200,000 Sq Meter Footprint (~ 50 acres)**
- **Life of Mine: 450,000 Sq Meter Footprint (110 acres)**
- **Annual Production @ Avg. Reserve Grade(1)**
  - 500 mm lbs Copper & 560,000 ozs Gold

Average Unit Net Cash Costs First 4 Years After Ramp-Up: ~$0.20/lb(3)

(1) Access to higher ore grades expected in early years of production.
(2) DMLZ ramp-up adjustments in April 2020 plan reflect one year deferral in SAG mill installation.
(3) After ramp-up for 2021e – 2024e; based on $3.00/lb copper and $1,400/oz gold.
e = estimate. See Cautionary Statement.

Project Update

Grasberg Transition Remains on Track

FREEPORT
FOREMOST IN COPPER

Deep MLZ (DMLZ) & Grasberg Block Cave (GBC) averaged 59,900 t/d in 3Q20: 9% above 2Q20 rates



Drawbelling



DMLZ
Forecast
40
30
20
10
0
4
10
12
12
14
15
17
1Q
4Q
1Q
2Q
3Q
4Qe
Qtr Avg
2019
2020
2021e



GBC
40
30
20
10
0
10
24
37
34
41
36
25
1Q
4Q*
1Q
2Q
3Q
4Qe
Qtr Avg
2019
2020
2021e

Ore Extraction *(000 t/d)*



DMLZ
45
30
15
0
7
15
28
29
40
1Q19
4Q19
2Q20
3Q20**
4Q20e

2020e Exit Rate: 45

Open drawbells provide scale – cumulative blasted



DMLZ
400
300
200
100
0
90
143
209
278
2019
2020e
2021e
2022e
Active Production Blocks
2
2
3
3



GBC
400
300
200
100
0
76
224
324
396
2019
2020e
2021e
2022e
3
3
4
5



GBC
45
30
15
0
5
11
27
31
44
1Q19
4Q19*
2Q20
3Q20**
4Q20e

2020e Exit Rate: 50

* Includes planned 20-day outage for modification of ore flow system.
** Impacted by unplanned downtime and a brief labor-related work stoppage.
e = estimate. See Cautionary Statement.

PT-FI Mine Plan

Metal Sales, 2020e - 2024e

FREEPORT
FOREMOST IN COPPER

Copper 2020e – 2024e

Total: 7.1 billion lbs copper
Annual Average: 1.4 billion lbs

Gold 2020e – 2024e

Total: 7.3 million ozs gold
Annual Average: 1.5 million ozs



0.79
0.82
Cu
bn
lbs
Au
mm
ozs
1.4
1.4
1.6
1.6
1.7
1.8
1.6
1.7
2020e
Transition Year
2021e
2022e
2023e
2024e

Note: Amounts are projections. Timing of annual sales will depend on a number of factors, including mine sequencing, operational performance, timing of shipments, export quotas, and other factors. See Cautionary Statement. e = estimate
FCX's economic interest in PT-FI approximates 81% through 2022 and 48.76% thereafter.

FCX Debt Maturities as of 9/30/20

FREEPORT
FOREMOST IN COPPER



(US$ bns)



$8
$6
$4
$2
$0
$0.0
$0.3
CV Non-recourse
$1.0
CV Non-recourse
3.55% Sr. Notes
$1.0
3.875% Sr. Notes
$0.8
4.55% Sr. Notes
$ -
$6.9
5.00%, 4.125%, 4.375%, 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2020 (1)
2021
2022
2023
2024 (1)
2025
Thereafter

Total Debt & Cash at 9/30/20

FCX Revolver	$ -
Senior Notes	9.1
Cerro Verde Credit Facility	0.8
Other	0.1
Total Debt	$ 10.0
Consolidated Cash	$ 2.4
Undrawn Credit Facility	3.5
Total Liquidity	$ 5.9

(1) For purposes of this schedule, maturities of uncommitted lines of credit and other short term lines are included in FCX's revolver balance, which matures in 2024.

3Q20 Copper Realization & 4Q20e Guidance

FREEPORT
FOREMOST IN COPPER

3Q20 LME Average Copper Price	$2.96/lb
3-Mo. Fwd Price for Copper at the End of September	$3.03/lb
FCX 3Q20 Consolidated Copper Price Realization	$3.01/lb[(1)] (Generally, 50/50 weight of qtrly avg and 3-mo forward price at end of period)
FCX 3Q20 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $71 mm Net income: $28 mm Earnings/share: $0.02
4Q20e Open Pound Guidance	▪ Open lbs priced at $3.03/lb on 9/30/20 ▪ Each $0.05 change in avg copper price in 4Q20 = $7 mm impact to 2020e net income ▪ LME copper settled at $3.15/lb on 10/21/20

(1) Note that when quarter end forward pricing is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average spot pricing. Conversely, the quarterly copper realization would be below the quarterly spot price average if quarter end forward curve pricing is below the quarterly average spot price. Quarterly copper realizations by region may vary from the consolidated average.

e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

FREEPORT
FOREMOST IN COPPER

($ in mm)	3Q20	12 mos ended 9/30/2020
Net income (loss) attributable to common stock	$329	$(101)
Interest expense, net	120	581
Income tax provision	297	662
Depreciation, depletion and amortization	394	1,484
Metals inventory adjustments	9	171
Net loss (gain) on sales of assets	2	(391)
Accretion and stock-based compensation	42	170
Other net charges [1]	51	282
Loss on early extinguishment of debt	59	100
Other (income) expense, net	(22)	128
Net income attributable to noncontrolling interests	103	150
Equity in affiliated companies' net earnings	(6)	(17)
FCX Adjusted EBITDA [2]	**$1,378**	**$3,219**

(1) Other net charges primarily include COVID-19 related costs ($17 mm for 3Q20 and $111 mm for the 12 months ended 9/30/20) and cost associated with revised operating plans, including employee separation costs ($14 mm for 3Q20 and $115 mm for the 12 months ended 9/30/2020). For further discussion of net charges, refer to "Adjusted Net Income (Loss)" on page VII in the supplemental schedules of FCX's 3Q20 press release, which is available on FCX's website.

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

FREEPORT

FOREMOST IN COPPER